UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2007

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 308-4200

_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01 Entry Into a Material Definitive Agreement

On November 19, 2007, SMF Energy Corporation (the “Company) obtained an aggregate of $2.0 million in short-term loans (collectively, the “Bridge Loan”) from a small group of individual and institutional investors. The Company’s obligations under the Bridge Loan are unsecured and the Bridge Loan is not convertible into any of the Company’s equity securities. While the Bridge Loan has a six-month term, it must be repaid earlier if and to the extent that the Company conducts an offering of its equity securities and the aggregate net proceeds of the equity offering, together with the net proceeds of the Bridge Loan, exceed $3,500,000. The Company did not pay any sales commission or other compensation with respect to the Bridge Loan and estimates that its other expenses of that transaction will not exceed $50,000. Accordingly, in any such equity offering, it is expected that the first $2.0 million of the net proceeds over $1,550,000 will be used to repay the Bridge Loan. Interest on the unpaid principal balance of the Bridge Loan will be paid monthly at an interest rate of 1.5% per month. The form of Promissory Note is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Each of the Bridge Loan investors also entered into a subordination agreement with the Company and its principal lender, Wachovia Bank, N.A. (the “Bank”), subordinating their rights under the Bridge Loan to the Bank. The forms of subordination agreement used by the various Bridge Loan investors are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

The subordination agreements were required by the terms of the Twelfth Amendment to the Loan and Security Agreement between the Company and the Bank, dated November 21, 2007. Besides approving the Bridge Loan, as so subordinated, the Twelfth Amendment also (a) amended the fixed charge coverage ratio covenant to change the average excess availability to be maintained by the Company at the end of each calendar month to $800,000 for November 2007, December 2007 and January 2008 and $1,800,000 thereafter; (b) amended the excess availability covenant to require minimum daily availability of $750,000 on or before November 22, 2007, $500,000 from November 23, 2007 to December 30, 2007 and $750,000 thereafter; and (c) amended the provision setting the maximum amount of letters of credit that may be obtained by the Company to change the maximum from $300,000 to $1,000,000.

2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Promissory Note, dated November 19, 2007.

10.1	Form of Subordination Agreement, dated November 19, 2007.

10.2	Form of Subordination Agreement, dated November 19, 2007.

10.3
Twelfth Amendment to Loan and Security Agreement by and among SMF Energy Corporation, successor by merger to Streicher Mobile Fueling, Inc., SMF Services, Inc., H & W Petroleum Company, Inc. and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) dated November 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2007	SMF ENERGY CORPORATION

	By:	/s/ Michael S. Shore
Michael S. Shore, Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

4.1	Form of Promissory Note, dated November 19, 2007.

10.1	Form of Subordination Agreement, dated November 19, 2007.

10.2	Form of Subordination Agreement, dated November 19, 2007.

10.3
Twelfth Amendment to Loan and Security Agreement by and among SMF Energy Corporation, successor by merger to Streicher Mobile Fueling, Inc., SMF Services, Inc., H & W Petroleum Company, Inc. and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) dated November 21, 2007.